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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3/A of our report dated January 28, 1999, except as to Note 14, which is as of March 1, 1999, which appears in Exhibit 99.3 to the BindView Development Corporation Amendment No. 1 of Current Report to Form 8-K on Form 8-K/A dated May 7, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/  PRICEWATERHOUSECOOPERS LLP


Houston, Texas

August 10, 1999